SUPPLEMENT TO PROSPECTUS DATED MAY 3, 1999 AND REVISED EFFECTIVE AUGUST 27, 1999
                        SUPPLEMENT DATED JANUARY 3, 2000

This Supplement should be retained with the current Prospectus for your variable life policy issued by American Skandia Life Assurance Corporation ("American Skandia"). If you do not have a current prospectus, please contact American Skandia at 1-800-SKANDIA.

                    A. ADDITIONAL VARIABLE INVESTMENT OPTION

                           VARIABLE INVESTMENT OPTIONS

THE FOLLOWING UNDERLYING PORTFOLIO IS BEING ADDED TO THE SECTION ENTITLED "WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE VARIABLE INVESTMENT OPTIONS? WHAT CHARGES ARE MADE BY THE PORTFOLIOS IN WHICH THESE OPTIONS INVEST?"


------------------- ------------------------------------------------------------------------------------------------ ---------------
                                                                                    Investment          Other            Total Net
       STYLE/                                  INVESTMENT OBJECTIVES/POLICIES       Management        Expenses             Annual
       TYPE                                                                           Fee                                Expenses

------------------- ------------------------------------------------------------------------------------------------ ---------------
------------------- ------------------------------------------------------------------------------------------------ ---------------
                     AST ALGER ALL-CAP GROWTH:  SEEKS LONG-TERM  CAPITAL GROWTH.
                     The Portfolio invests primarily in equity securities,  such as  common or  preferred  stocks,  that are  listed on U.S.
     GROWTH          exchanges or in the over-the-counter  market. The Portfolio    0.95%              0.22%               1.23%(1)
                     may invest in the equity  securities  of  companies  of all sizes, and may emphasize either larger or smaller companies at a given time based on the  Sub-advisor's  assessment  of particular companies and market conditions.

------------------- ------------------------------------------------------------------------------------------------ ---------------

1 This Portfolio commenced operations as of December 30, 1999. "Other expenses" shown are based on estimated amounts for the fiscal year ending December 31, 2000. The Total Net Annual Expenses reflects an Estimated Distribution and Service (12b-1) Fee of 0.06%. American Skandia Trust (the "Trust") adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 of the Investment Company Act of 1940 to permit an affiliate of the Trust's Investment Manager to receive brokerage commissions in connection with purchases and sales of securities held by Portfolios of the Trust, and to use these commissions to promote the sale of shares of such Portfolios. The staff of the Securities and Exchange Commission takes the position that commission amounts received under the Distribution Plan should be reflected as distribution expenses of the Portfolios. The Portfolios would pay the same or comparable commission amounts irrespective of the Distribution Plan; accordingly, total returns for the Portfolios are not expected to be adversely affected. The Distribution Fee estimate is derived from data regarding other similar Portfolio's brokerage transactions, and the proportions of such transactions directed to selling dealers, for the period ended June 30, 1999. However, it is not possible to determine with accuracy actual amounts that will be received under the Distribution Plan. Such amounts will vary based upon the level of a Portfolio's brokerage activity, the proportion of such activity directed under the Distribution Plan, and other factors.

                             B. SUB-ACCOUNT CLOSING

AST JANUS SMALL-CAP GROWTH PORTFOLIO/SUB-ACCOUNT

American Skandia Trust is closing the AST Janus Small-Cap Growth portfolio effective on the close of business, January 18, 2000. Except as indicated below, the AST Janus Small-Cap Growth portfolio will no longer be offered as a Sub-account under Policies issued after January 18, 2000. Policies issued on or before January 18, 2000 will be allowed to allocate Account Value, make subsequent premium payments or make transfers into the AST Janus Small-Cap Growth Sub-account. Policies issued after January 18, 2000 on applications received by American Skandia on or before January 18, 2000 will be allowed to allocate initial and subsequent premium payments to the AST Janus Small-Cap Growth Sub-account. Bank drafting, dollar cost averaging, asset allocation and rebalancing programs that were effective on or before January 18, 2000 and included the AST Janus Small-Cap Growth Sub-account will be allowed to continue. However, no changes involving the AST Janus Small-Cap Growth Sub-account may be made to such programs.

The Portfolio may be offered to new and existing Contract Owners as a Sub-account at some future date. However, at the present time, American Skandia has no intention to do so.

ASTr/FPVLI-SUPP. (01/03/2000)R                                        VLI 01/03R